UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2007

SHANGHAI CENTURY ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	000-32860	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

23rd Floor, Shun Ho Tower

24-30 Ice House Street

Central, Hong Kong SAR

China

(Address of principal executive offices)

(852) 2854-8989

(Registrant’s telephone number, including country code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 16, 2007, Shanghai Century Acquisition Corporation (the “Company”) announced that on August 16, 2007, the Company filed a preliminary proxy statement with the Securities and Exchange Commission in connection with the Company’s proposed acquisition of Sichuan Kelun Pharmaceutical Co., Ltd., a company incorporated and existing under the laws of the People’s Republic of China. A copy of the press release announcing the filing of the preliminary proxy statement is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated August 16, 2007.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHANGHAI CENTURY ACQUISITION CORPORATION

By:	/s/ Franklin D. Chu
Franklin D. Chu
Co-Chief Executive Officer

Dated: August 16, 2007